Supplement dated March 26, 2021
to the Prospectus and Summary Prospectus, each as supplemented, if applicable, of the following fund (the Fund):
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust I
Columbia Small Cap Growth Fund I	1/1/2021
Effective on or about June 9, 2021, the Fund’s name will change to Columbia Small Cap Growth Fund. Accordingly, effective on such date, all references in the Prospectus and in the Summary Prospectus to Columbia Small Cap Growth Fund I are deleted and replaced with Columbia Small Cap Growth Fund.
Shareholders should retain this Supplement for future reference.
SUP226_08_010_(03/21)